                                                                      EXHIBIT 10

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated February 7, 2000, with respect to the financial statements of the WM Strategic Asset Manager Divisions of American General Life Insurance Company Separate Account D, and of our report dated
March 1, 2000, with respect to the financial statements of American General Life Insurance Company included in this Post-Effective Amendment No. 3 to the Registration Statement (Form N-4, Nos. 333-25549 and 811-2441) of American General Life Insurance Company Separate Account D.



                                                /s/ ERNST & YOUNG LLP
                                                ----------------------



Houston, Texas
April 24, 2000